Semiannual Report April 30, 2001
Oppenheimer Quest Capital Value Fund, Inc.SM

REPORT HIGHLIGHTS

CONTENTS

1	President’s Letter

3	An Interview with Your Fund’s Manager

9	Financial Statements

27	Officers and Directors

Fund Objective

Oppenheimer Quest Capital Value Fund, Inc.SM seeks capital appreciation.

Cumulative Total Returns* For the Six-Month Period Ended 4/30/01

		Without		With
		Sales Chg.		Sales Chg.

Class A	-	1.20%	-	4.62%

Class B		0.90	-	2.54

Class C		0.91		0.22

Average Annual Total Returns* For the 1-Year Period Ended 4/30/01

	Without	With
	Sales Chg.	Sales Chg.

Class A	10.32%	3.97%

Class B	9.70	5.97

Class C	9.71	8.96

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
*	See Notes on page 7 for further details.

PRESIDENT’S LETTER

Bridget A. Macaskill President Oppenheimer Quest Capital Value Fund, Inc.

Dear Shareholder,

As we approach the midpoint of 2001, the best policy in this investment landscape appears to be “proceed with care, but remain open to opportunity.” The U.S. economy has experienced a slowdown, which has provided a healthy restraint on inflation and helped relax a tightening job market. It has created a challenging climate for American workers, businesses and investors, but it has also sown the seeds of opportunity for the period ahead.

      Although the stock market has experienced considerable volatility, major market indices have recovered a significant percentage of their losses from 2000. The focus appears to have shifted from untested companies that drew high investor expectations but had zero or negative earnings toward good, solid companies that are worth owning for the long term. Overall market valuations are far more realistic than they were one year ago.

      The U.S. bond market has been helped by declining interest rates and a rotation of investor interest from stocks to bonds. An increase in bank credit has also helped eliminate some of the risk in the high yield and investment-grade corporate bond market. As a result, both high yield and corporate bonds have performed well in 2001. After a strong showing in 2000, U.S. Treasury bonds have also delivered positive returns this year.

      If you have been unsettled by the market’s recent volatility, it may help to think about the events of the past six months in a broader context: Consider, for example, that the average U.S. diversified actively managed equity fund performed better than the S&P 500 Index.1 The stock market segments hardest hit over the past year are the same ones that enjoyed the strongest gains over the previous four years. And during the past year, value stocks have outperformed growth stocks by a wide margin.2

      In fact, the lessons provided by a volatile and difficult market reinforce many of the basic investment principles that we have discussed in this letter from time to time: the importance of continuing to add to your investments regardless of the market3, the danger of pulling out of your investments and locking in losses

1 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

PRESIDENT’S LETTER

rather than assessing each investment from the perspective of your overall goals; the wisdom of diversification, the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles; the value of adding an investment in an asset class you don’t own, especially if valuations are attractive.

      Although it is likely that the financial markets will experience many changes before this cycle of volatility runs its course, we believe that the worst may be behind us. Your financial advisor can answer your questions about the markets and about diversification, and we can help by providing a broad menu of investment choices from OppenheimerFunds. While news from many industries and companies has been of layoffs and cutbacks, we think it is important for you to know that we continue to add to our resources, to develop our technological capabilities and to support our staff of award-winning investment managers. It is difficult to know where the markets are headed next, but we can assure you that our commitment to investment excellence has never been stronger.

Sincerely,

Bridget A. Macaskill

May 21, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatility and other factors and bonds are subject to credit and interest rate risks. High yield bonds are subject to greater risks of default than investment grade bonds. U.S. Treasury securities, unlike corporate bonds, are backed by the full faith and credit of the U.S. Government.

1. For the six-month period ended 4/30/01, the average U.S. diversified actively managed equity fund produced a return of -9.83% while the S&P 500 Index generated a return of -12.07%. Source of data: Lipper Inc. The index comparison does not depict the performance of any Oppenheimer funds. Indices cannot be purchased directly by investors.

2. For the one-year period ended 4/30/01, the S&P BARRA Value Index produced a return of 6.35% while the S&P BARRA Growth Index generated a return of -29.16%. Source of data: Standard & Poor’s Micropal Inc.

3. Please note, however, that automatic investing does not assure a profit or protect against losses in declining markets.

2 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

AN INTERVIEW WITH YOUR FUND’S MANAGER

How did Oppenheimer Quest Capital Value Fund, Inc. perform during the six months that ended April 30, 2001?

A. Although equity markets proved increasingly challenging over the past six months, we are reasonably satisfied with the Fund’s performance. Relative to our peers, we outperformed our benchmark, the S&P 500 Index and our peer group, the Lipper Multi-Cap Value Fund Average.1 While the market’s downturn held back returns, we remained consistent in applying our disciplined approach to investing, seeking undervalued companies with high cash flow, superior business prospects and capable management. We believe such investments offer superior long-term appreciation potential, but also a degree of downside protection in a difficult market environment.

Why did the market prove so challenging during the period?

Overall, stocks were unable to overcome the effects of the slowdown in the U.S. economy. If there’s one thing that can derail the market, it’s uncertainty, and the torrent of bad news did little to calm the nerves of anxious investors. While the damage was initially confined to technology, telecommunications and media stocks, earnings pressures soon spread to other areas of the market. The key barometers of market performance reflected this pressure as the Nasdaq Composite Index declined by as much as 65% from last year’s record highs, while the Dow Jones Industrial Average and the S&P 500 Index both slipped into bear market territory.

1.	Oppenheimer Quest Capital Value Fund, Inc. Class A shares returned a 1.20% cumulative total return (not annualized and without sales charge) for the six-month period ended April 30, 2001, while the S&P 500 Index returned -22.68% for the same period.

3 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

AN INTERVIEW WITH YOUR FUND’S MANAGER

“We looked for compelling opportunities across companies of all sizes, an approach that offers considerable flexibility.”

      While Federal Reserve Chairman Alan Greenspan believed the slowdown would be short-lived, citing residual strength in the economy, he nonetheless moved aggressively to stem significant cutbacks in capital spending, as well as waning consumer confidence and rising unemployment. The Fed lowered interest rates on four occasions between January and April, in total cutting two percentage points off the Federal funds rate. Typically, lower interest rates bode well for stock prices because they increase the value of corporate profits. Still, a smaller-than-expected reduction in March disappointed investors, who sent the market into a tailspin. In contrast, April’s surprise half-point cut appeared to rejuvenate the market, as investors looked for signs that the worst might be over.

How was the Fund managed in this volatile environment?

Taking into account the unstable economic environment, we broadened our industry exposure in order to limit the effects of undue movements in any one sector. As has typically been the case, we looked for opportunities across the entire market capitalization range—an approach that offers considerable flexibility in our search for compelling opportunities. The result was an eclectic group of stocks chosen for their fundamental strengths, effective management and attractive valuations, a strategy that is the cornerstone of our investment process. However, rather than look for stocks that are statistically cheap or undervalued only in relation to the market, we emphasized businesses selling for less than their fair market value—in other words, the price a prudent buyer would pay for the entire business.

4 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

Average Annual Total Returns With Sales Charge
For the Periods Ended 3/31/01[2]

Class A

1-Year	5-Year	10-Year

0.28%	10.15%	13.68%

Class B		Since

1-Year	5-Year	Inception

2.14%	N/A	11.33%

Class C		Since

1-Year	5-Year	Inception

5.07%	N/A	11.53%

      Extreme volatility during the period convinced us to take a fairly defensive stance with respect to our security selection. Although the Fund’s sector weightings are typically a by-product of our investment process, we tended to gravitate toward high-quality financial services, consumer staples, basic materials and utility stocks, areas that presented a number of compelling values. Financial stocks, in particular, generally benefit from a lower interest rate environment, while consumer staples, basic materials and utilities tend to be less sensitive to changes in the economy and are better able to withstand market turbulence.

Which stocks contributed most to the Fund’s performance?

Even though the Fund generally benefited from its larger-than-average weighting in financial stocks and limited exposure to technology stocks, favorable stock selection proved to be the most important factor. Contributors included Countrywide Credit Industries, Inc., the leading independent mortgage lender, which realized ongoing efficiencies from its low-cost operations while initiating efforts to expand into diversified financial services. Transportation and energy company Canadian Pacific Ltd. rose on news of its intentions to split into five separate businesses, thereby unlocking shareholder value. Mattel, Inc., best known for its Barbie doll franchise, benefited from the efforts of its new management team to fortify its core brands.

      As for detractors, media company Clear Channel Communications, Inc. fell on the reduction in advertising revenues brought on by economic pressures. Pfizer, Inc. declined in sympathy with industry-wide declines in pharmaceutical stocks.

2.	See notes on page 7 for further details.

5 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

AN INTERVIEW WITH YOUR FUND’S MANAGER

What is your outlook for the future?

The resurgence in value investing should continue to work in our favor, particularly if lower interest rates help to improve the quality of corporate earnings. Economic recovery could also provide a favorable backdrop for small and mid-sized stocks, areas where we have the flexibility to seek out attractive opportunities. In light of this, we will continue to look for fundamentally sound, undervalued companies whose expectations appear to be realistic given the current economic climate. Staying true to our discipline is just one of many reasons why Oppenheimer Quest Capital Value Fund, Inc. is an important part of The Right Way to Invest.

Top Ten Common Stock Holdings[4]

Freddie Mac	5.5%

Canadian Pacific Ltd.	4.6

Countrywide Credit Industries, Inc.	4.1

XL Capital Ltd., Cl. A	3.5

ACE Ltd.	3.4

Parker-Hannifin Corp.	3.4

Apogent Technologies, Inc.	3.3

WPP Group plc, Sponsored ADR	3.1

Roper Industries, Inc.	3.1

Household International, Inc.	2.9

Top Five Common Stock Industries[4]

Diversified Financial	13.5%

Electronics	11.4

Manufacturing	9.1

Insurance	8.4

Healthcare/Drugs	5.3

3.	Portfolio is subject to change. Percentages are as of April 30, 2001, and are based on total market value of common stock.

4.	Portfolio is subject to change. Percentages are as of April 30, 2001, and are based on net assets.

6 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market fluctuations, the Fund’s performance may be subject to substantial fluctuations and current performance may be less than the results shown. For monthly updates on the Fund’s performance, visit our website, www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not show the effects of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about Oppenheimer Quest Capital Value Fund, Inc. including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the OppenheimerFunds Internet website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 2/13/87. Unless otherwise noted, Class A shares total returns reflect the historical performance of the Class A shares of the Fund (formerly Capital shares) as adjusted for the fees and expenses of Class A shares in effect as of 3/3/97 (without giving effect to any fee waivers). Average annual total returns for Class A shares includes the current 5.75% maximum initial sales charge. Class A shares are subject to a maximum annual 0.25% asset-based sales charge. There is a voluntary waiver of a portion of the Class A asset-based sales charge as described in the Prospectus.

Class B shares of the Fund were first publicly offered on 3/3/97. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (inception). Class B shares are subject to a maximum annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 3/3/97. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. For that reason, no performance information on Class N shares is included in this report. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the different calculations of performance is in the Fund’s Statement of Additional Information.

7 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

Financials

8 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

STATEMENT OF INVESTMENTS April 30, 2001 / Unaudited

		Market Value
	Shares	See Note 1

Common Stocks—90.0%

Basic Materials—1.2%

Chemicals—1.2%
Cambrex Corp.	51,000	$2,372,520

Capital Goods—9.3%

Industrial Services—0.2%

Miller (Herman), Inc.	18,900	501,795

Manufacturing—9.1%

Actuant Corp., Cl. A	59,200	902,800

Jabil Circuit, Inc.[1]	158,000	4,588,320

Parker-Hannifin Corp.	149,600	6,974,352

Roper Industries, Inc.	150,000	6,270,000

		18,735,472

Communication Services—1.7%

Telecommunications: Long Distance—0.5%

WorldCom, Inc.[1]	60,000	1,095,000

Telephone Utilities—1.2%

SBC Communications, Inc.	58,000	2,392,500

Consumer Cyclicals—8.9%

Autos & Housing—1.3%

Carlisle Cos., Inc.	70,000	2,586,500

Consumer Services—2.1%

Lamar Advertising Co., Cl. A1	109,000	4,212,850

Leisure & Entertainment—2.4%

Mattel, Inc.	301,000	4,861,150

Media—3.1%

WPP Group plc, Sponsored ADR	106,530	6,381,147

Consumer Staples—12.9%

Broadcasting—4.8%

AT&T Corp./Liberty Media Corp., Cl. A1	91,000	1,456,000

Clear Channel Communications, Inc.[1]	104,466	5,829,203

Emmis Communications Corp., Cl. A1	100,200	2,557,104

		9,842,307

Entertainment—1.6%

McDonald’s Corp.	116,000	3,190,000

Food—2.1%

Suiza Foods Corp.[1]	92,000	4,264,200

Food & Drug Retailers—1.1%

Kroger Co.[1]	98,000	2,213,820

9 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

STATEMENT OF INVESTMENTS Unaudited / Continued

		Market Value
	Shares	See Note 1

Household Goods—3.3%

Avon Products, Inc.	47,100	$1,993,272

Gillette Co.	39,000	1,106,040

Newell Rubbermaid, Inc.	136,000	3,666,560

		6,765,872

Energy—5.9%

Energy Services—1.5%

Halliburton Co.	47,000	2,030,870

Piedmont Natural Gas Co., Inc.	27,000	959,850

		2,990,720

Oil: Domestic—4.4%

Anadarko Petroleum Corp.	68,000	4,394,160

Texaco, Inc.	64,000	4,625,920

		9,020,080

Financial—24.2%

Banks—2.3%

BB&T Corp.	53,000	1,877,260

FleetBoston Financial Corp.	76,000	2,916,120

		4,793,380

Diversified Financial—13.5%

Citigroup, Inc.	39,000	1,916,850

Countrywide Credit Industries, Inc.	198,000	8,448,660

Freddie Mac	170,000	11,186,000

Household International, Inc.	94,000	6,017,880

		27,569,390

Insurance—8.4%

ACE Ltd.	196,000	6,997,200

John Hancock Financial Services, Inc.	82,000	3,046,300

XL Capital Ltd., Cl. A	101,800	7,207,440

		17,250,940

Healthcare—7.8%

Healthcare/Drugs—5.3%

Apogent Technologies, Inc.[1]	290,000	6,670,000

Pfizer, Inc.	56,000	2,424,800

Schering-Plough Corp.	46,000	1,772,840

		10,867,640

10 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

		Market Value
	Shares	See Note 1

Healthcare/Supplies & Services—2.5%

PerkinElmer, Inc.	39,000	$2,609,490

Sybron Dental Specialities, Inc.[1]	123,000	2,460,000

		5,069,490

Technology—12.3%

Computer Hardware—0.9%

Agilent Technologies, Inc.[1]	48,000	1,872,480

Electronics—11.4%

APW Ltd.[1]	288,800	2,425,920

Arrow Electronics, Inc.[1]	114,000	3,192,000

Thermo Electron Corp.[1]	177,000	4,665,720

Varian, Inc.[1]	130,000	4,201,600

Viasystems Group, Inc.[1]	135,000	540,000

Waters Corp.[1]	99,000	5,167,800

Zebra Technologies Corp., Cl. A1	73,000	3,157,980

		23,351,020

Transportation—4.5%

Railroads & Truckers—4.5%

Canadian Pacific Ltd.	238,000	9,322,460

Utilities—1.3%

Electric Utilities—1.3%

Exelon Corp.	40,000	2,762,000

Total Common Stocks (Cost $150,878,133)		184,284,733

	Principal

	Amount

Short-Term Notes—7.8%

Federal Home Loan Bank, 4.50%, 5/1/01 (Cost $15,959,000)	$15,959,000	15,959,000

Total Investments, at Value (Cost $166,837,133)	97.8%	200,243,733

Other Assets Net of Liabilities	2.2	4,554,482

Net Assets	100.0%	204,798,215

Footnote to Statement of Investments

1.	Non-income-producing security.

See accompanying Notes to Financial Statements.

11 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES Unaudited

April 30, 2001

Assets Investments, at value (cost $166,837,133)—see accompanying statement	$200,243,733

Cash	427,176

Receivables and other assets:

Investments sold	5,069,232

Shares of capital stock sold	1,314,164

Interest and dividends	38,835

Other	46,733

Total assets	207,139,873

Liabilities
Payables and other liabilities:

Investments purchased	1,087,495

Shares of capital stock redeemed	1,078,988

Distribution and service plan fees	39,321

Trustees’ compensation	24,408

Transfer and shareholder servicing agent fees	185

Other	111,261

Total liabilities	2,341,658

Net Assets	$204,798,215

Composition of Net Assets
Par value of shares of capital stock	$879

Additional paid-in capital	165,197,332

Accumulated net investment loss	(397,209)

Accumulated net realized gain on investment transactions	6,590,614

Net unrealized appreciation on investments	33,406,599

Net Assets	$204,798,215

12 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

Net Asset Value Per Share Class A Shares:
Net asset value and redemption price per share (based on net assets of $165,878,282 and 7,060,209 shares of capital stock outstanding)	$23.49

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$24.92

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $29,194,343 and 1,295,751 shares of capital stock outstanding)	$22.53

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $9,724,580 and 431,090 shares of capital stock outstanding)	$22.56

Class N Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,010 and 43 shares of capital stock outstanding)	$23.49

See accompanying Notes to Financial Statements.

13 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended April 30, 2001

Investment Income
Dividends (net of foreign withholding taxes of $7,360)	$895,167

Interest	353,400

Total income	1,248,567

Expenses
Management fees	929,177

Distribution and service plan fees:

Class A	329,885

Class B	107,916

Class C	30,184

Registration and filing fees:

Class A	29,788

Class B	8,534

Class C	2,729

Transfer and shareholder servicing agent fees	64,570

Shareholder reports	53,039

Trustees’ compensation	8,959

Custodian fees and expenses	5,406

Other	57,949

Total expenses	1,628,136

Less expenses paid indirectly	(927)

Net expenses	1,627,209

Net Investment Loss	(378,642)

Realized and Unrealized Gain (Loss)
Net realized gain on investments	6,676,955

Net change in unrealized depreciation on investments	(4,675,266)

Net realized and unrealized gain	2,001,689

Net Increase in Net Assets Resulting from Operations	$1,623,047

See accompanying Notes to Financial Statements.

14 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	April 30, 2001	October 31,
	(Unaudited)	2000

Operations
Net investment loss	$(378,642)	$(1,591,704)

Net realized gain (loss)	6,676,955	73,682,091

Net change in unrealized appreciation (depreciation)	(4,675,266)	(35,270,230)

Net increase in net assets resulting from operations	1,623,047	36,820,157

Dividends and/or Distributions to Shareholders
Distributions from net realized gain:

Class A	(53,571,518)	(37,317,626)

Class B	(5,749,376)	(2,675,129)

Class C	(1,603,768)	(822,951)

Class N	—	—

Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions:

Class A	40,356,799	(42,874,623)

Class B	17,249,727	1,570,083

Class C	6,133,671	398,378

Class N	1,000	—

Net Assets
Total increase (decrease)	4,439,582	(44,901,711)

Beginning of period	200,358,633	245,260,344

End of period (including accumulated net investment
loss of $397,209 and $18,567, respectively)	$204,798,215	$200,358,633

See accompanying Notes to Financial Statements.

15 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

	Six Months				Year	Year
	Ended				Ended	Ended
	April 30, 2001				Oct. 31,	Dec. 31,
Class A	(Unaudited)	2000	1999	1998	1997	1996

Per Share Operating Data
Net asset value, beginning of period	$33.65	$33.66	$32.11	$41.63	$37.25	$33.65

Income (loss) from investment operations:

Net investment income (loss)	(.05)	(.25)	(.06)	.05	.44	—

Net realized and unrealized gain (loss)	(.07)	6.08	2.70	4.28	3.93	6.91

Provision/reduction for corporate income taxes on net realized long-term capital gain	—	—	—	—	.01	(3.31)

Total income (loss) from investment operations	(.12)	5.83	2.64	4.33	4.38	3.60

Dividends and/or distributions to shareholders:

Dividends from net investment income	—	—	(.04)	(.13)	—	—

Dividends in excess of net investment income	—	—	— [2]	—	—	—

Distributions from net realized gain	(10.04)	(5.84)	(1.05)	(13.72)	—	—

Total dividends and/or distributions to shareholders	(10.04)	(5.84)	(1.09)	(13.85)	—	—

Net asset value, end of period	$23.49	$33.65	$33.66	$32.11	$41.63	$37.25

Market value, end of period	N/A	N/A	N/A	N/A	N/A	$36.13

Total Return, at Net Asset Value[3]	1.20%	20.63%	8.47%	13.28%	11.76%	20.46%[4]

Total Return, at Market Value[5]	N/A	N/A	N/A	N/A	N/A	23.63%

1. For the ten months ended October 31, 1997, for Class A shares (formerly Capital Shares). On February 28, 1997, OppenheimerFunds, Inc. became the investment advisor to the Fund and on March 3, 1997, the Fund was converted from a closed-end fund to an open-end fund, and Capital Shares were redesigned as Class A shares. The Fund changed its fiscal year end from December 31 to October 31.

2. Less than $0.005 per share.

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Prior to March 3, 1997, the Fund operated as a closed-end investment company and total return was calculated based on market value.

4. Total returns of Class A shares (formerly, the Capital Shares) at net asset value for periods prior to March 3, 1997, the date the Fund converted to an open-end fund, are not audited and have not been restated to reflect the fees and expenses (without giving effect to fee waivers) to which the Fund became subject on March 3, 1997. Had such a restatement been made the total return (unaudited) at net asset value for the year ended December 31, 1996, would have been 18.25%.

5. Change in market price assuming reinvestment of short-term capital gains distributions, if any, at payable date and federal taxes paid on long-term capital gains on year end (both at market).

16 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

	Six Months				Year	Year
	Ended				Ended	Ended
	April 30, 2001				Oct. 31,	Dec. 31,
Class A Continued	(Unaudited)	2000	1999	1998	1997[1]	1996

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$165,878	$177,876	$224,995	$262,669	$343,329	$879,934

Average net assets (in thousands)	$159,605	$181,216	$256,450	$280,821	$434,401	$883,395

Ratios to average net assets:[6]

Net investment income (loss)	(0.30)%	(0.73)%	(0.17)%	0.13%	1.28%[7]	2.82%

Expenses	1.66%	1.73)%	1.71%	1.67%[8]	1.54%[7,8]	0.72%[8]

Expenses, net of voluntary assumption and/or reimbursement	N/A	N/A	1.58%	1.29%	1.11%[7]	N/A

Portfolio turnover rate	41%	77%	79%	30%	34%	74%

6.	Annualized for periods of less than one full year.

7.	Due to the change from the Fund’s dual purpose structure and conversion from a closed-end to an open-end fund, the ratios for Class A shares are not necessarily comparable to those of prior periods.

8.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

17 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

FINANCIAL HIGHLIGHTS Continued

	Six Months				Year
	Ended				Ended
	April 30, 2001				October 31,
Class B	(Unaudited)	2000	1999	1998	1997[1]

Per Share Operating Data

Net asset value, beginning of period	$32.77	$33.07	$31.71	$41.41	$37.04

Income (loss) from investment operations:

Net investment income (loss)	.11	(.34)	(.19)	(.06)	.01

Net realized and unrealized gain (loss)	(.31)	5.88	2.60	4.15	4.36

Total income (loss) from investment operations	(.20)	5.54	2.41	4.09	4.37

Dividends and/or distributions to shareholders:

Dividends from net investment income	—	—	—	(.07)	—

Dividends in excess of net investment income	—	—	— [2]	—	—

Distributions from net realized gain	(10.04)	(5.84)	(1.05)	(13.72)	—

Total dividends and/or distributions to shareholders	(10.04)	(5.84)	(1.05)	(13.79)	—

Net asset value, end of period	$22.53	$32.77	$33.07	$31.71	$41.41

Total Return, at Net Asset Value[3]	0.90%	20.02%	7.83%	12.54%	11.80%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$29,194	$17,429	$15,634	$9,562	$1,208

Average net assets (in thousands)	$21,844	$15,719	$14,112	$4,586	$552

Ratios to average net assets:[4]

Net investment income (loss)	(1.00)%	(1.26)%	(0.80)%	(0.57)%	0.07%

Expenses	2.28%	2.27%	2.27%	2.24%[5]	2.14%[5]

Expenses, net of voluntary assumption and/or reimbursement	N/A	N/A	2.19%	2.01%	1.86%

Portfolio turnover rate	41%	77%	79%	30%	34%

1.	For the period from March 3, 1997 (inception of offering of shares) to October 31, 1997.

2.	Less than $0.005 per share.

3.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4.	Annualized for periods of less than one full year.

5.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

18 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

	Six Months				Year
	Ended				Ended
	April 30, 2001				October 31,
Class C	(Unaudited)	2000	1999	1998	1997[1]

Per Share Operating Data

Net asset value, beginning of period	$32.80	$33.09	$31.73	$41.42	$37.04

Income (loss) from investment operations:

Net investment income (loss)	.18	(.38)	(.17)	(.13)	.01

Net realized and unrealized gain (loss)	(.38)	5.93	2.58	4.21	4.37

Total income (loss) from investment operations	(.20)	5.55	2.41	4.08	4.38

Dividends and/or distributions to shareholders:

Dividends from net investment income	—	—	—	(.05)	—

Dividends in excess of net investment income	—	—	—[2]	—	—

Distributions from net realized gain	(10.04)	(5.84)	(1.05)	(13.72)	—

Total dividends and/or distributions to shareholders	(10.04)	(5.84)	(1.05)	(13.77)	—

Net asset value, end of period	$22.56	$32.80	$33.09	$31.73	$41.42

Total Return, at Net Asset Value[3]	0.91%	20.05%	7.82%	12.49%	11.82%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$9,725	$5,053	$4,632	$2,972	$773

Average net assets (in thousands)	$6,117	$4,969	$4,117	$1,582	$372

Ratios to average net assets:[4]

Net investment income (loss)	(1.00)%	(1.25)%	(0.80)%	(0.58)%	0.06%

Expenses	2.29%	2.27%	2.26%	2.23%[5]	2.13%[5]

Expenses, net of voluntary assumption and/or reimbursement	N/A	N/A	2.18%	2.01%	1.85%

Portfolio turnover rate	41%	77%	79%	30%	34%

1.	For the period from March 3, 1997 (inception of offering of shares) to October 31, 1997.

2.	Less than $0.005 per share.

3.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4.	Annualized for periods of less than one full year.

5.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

19 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

FINANCIAL HIGHLIGHTS Continued

Period Ended
April 30, 2001[1]
Class N	(Unaudited)

Per Share Operating Data Net asset value, beginning of period	$23.25

Income (loss) from investment operations:

Net investment loss	(.04)

Net realized and unrealized gain	.28

Total income from investment operations	.24

Dividends and/or distributions to shareholders:

Dividends from net investment income	—

Dividends in excess of net investment income	—

Distributions from net realized gain	—

Total dividends and/or distributions to shareholders	—

Net asset value, end of period	$23.49

Total Return, at Net Asset Value[2]	1.03%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$1

Average net assets (in thousands)	$1

Ratios to average net assets:[3]

Net investment loss	(1.20)%

Expenses	1.20%

Expenses, net of voluntary assumption and/or reimbursement	N/A

Portfolio turnover rate	41%

1.	For the period from March 1, 2001 (inception of offering of shares) to April 30, 2001.

2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3.	Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

20 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies

Oppenheimer Quest Capital Value Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors.

      The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

21 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies Continued

Directors’ Compensation. The Fund has adopted an unfunded retirement plan for the Fund’s independent Board of Directors. Benefits are based on years of service and fees paid to each director during the years of service. During the six months ended April 30, 2001, a credit of $207 was made for the Fund’s projected benefit obligations and payments of $422 were made to retired directors, resulting in an accumulated liability of $17,940 as of April 30, 2001.

      The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Directors in shares of one or more Oppenheimer funds selected by the director. The amount paid to the Board of Directors under the plan will be determined based upon the performance of the selected funds. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

22 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

2. Capital Stock

The Fund has authorized one billion shares of $.0001 par value capital stock in the aggregate to be apportioned among each class of shares. Transactions in shares of capital stock were as follows:

	Six Months Ended April 30, 2001[1]		Year Ended October 31, 2000

	Shares	Amount	Shares	Amount

Class A

Sold	1,291,197	$30,462,895	544,160	$16,741,974

Dividends and/or distributions reinvested	1,584,503	35,381,969	831,376	23,494,698

Redeemed	(1,102,145)	(25,488,065)	(2,773,781)	(83,111,295)

Net increase (decrease)	1,773,555	$40,356,799	(1,398,245)	$(42,874,623)

Class B

Sold	780,378	$17,694,483	182,060	$5,394,490

Dividends and/or distributions reinvested	245,949	5,282,992	93,859	2,595,206

Redeemed	(262,508)	(5,727,748)	(216,700)	(6,419,613)

Net increase	763,819	$17,249,727	59,219	$1,570,083

Class C

Sold	253,488	$5,662,410	115,356	$3,420,814

Dividends and/or distributions reinvested	69,108	1,485,826	27,874	771,286

Redeemed	(45,589)	(1,014,565)	(129,103)	(3,793,722)

Net increase	277,007	$6,133,671	14,127	$398,378

Class N

Sold	43	$1,000	—	$—

Dividends and/or distributions reinvested	—	—	—	—

Redeemed	—	—	—	—

Net increase	43	$1,000	—	$—

1.	For the six months ended April 30, 2001, for Class A, B and C shares and for the period from March 1, 2001 (inception of offering) to April 30, 2001, for Class N shares.

3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended April 30, 2001, were $73,992,560 and $79,719,104, respectively.

23 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average annual net assets of the Fund, 0.90% of the next $400 million, and 0.85% of average annual net assets in excess of $800 million. The Fund’s management fee for the six months ended April 30, 2001, was an annualized rate of 1.00%, before any waiver by the Manager if applicable.

Sub-Advisor Fees. The Manager pays OpCap Advisors (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the six months ended April 30, 2001, the Manager paid $371,826 to the Sub-Advisor.

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. The Fund pays OFS an annual maintenance fee for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses.

Distribution and Service Plan Fees. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

	Aggregate	Class A	Commissions	Commissions	Commissions	Commissions
	Front-End	Front-End	on Class A	on Class B	on Class C	on Class N
Six	Sales Charges	Sales Charges	Shares	Shares	Shares	Shares
Months	on Class A	Retained by	Advanced by	Advanced by	Advanced by	Advanced by
Ended	Shares	Distributor	Distributor[1]	Distributor[1]	Distributor[1]	Distributor[1]

April 30, 2001	$183,592	$47,743	$31,677	$238,885	$17,882	$—

      1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

	Class A	Class B	Class C	Class N
Six	Contingent Deferred	Contingent Deferred	Contingent Deferred	Contingent Deferred
Months	Sales Charges	Sales Charges	Sales Charges	Sales Charges
Ended	Retained by Distributor	Retained by Distributor	Retained by Distributor	Retained by Distributor

April 30, 2001	$1,244	$17,937	$—	$—

The Fund has adopted Distribution and Service Plans for Class A, Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

24 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

Class A Distribution and Service Plan Fees. Under the plan the Fund pays an asset-based sales charge to the Distributor at an annual rate of 0.15% of average annual net assets of Class A shares of the Fund (the Board of Directors can set this rate up to 0.25%). Effective January 1, 2001, the asset-based sales charge rate for Class A shares was voluntarily reduced from 0.20% to 0.15% of average annual net assets representing Class A shares. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits compensation to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended April 30, 2001, payments under the Class A plan totaled $329,885 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $3,266 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

      The Distributor’s actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

25 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Fees and Other Transactions with Affiliates Continued

Distribution fees paid to the Distributor for the six months ended April 30, 2001, were as follows:

Distributor's
			Distributor's	Aggregate
			Aggregate	Unreimbursed
			Unreimbursed	Expenses as %
	Total Payments	Amount Retained	Expenses	of Net Assets
	Under Plan	by Distributor	Under Plan	of Class

Class B Plan	$107,916	$87,223	$711,316	2.44%

Class C Plan	30,184	8,431	89,217	0.92

Class N Plan	—	—	—	—

5. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

      The Fund had no borrowings outstanding during the six months ended or at April 30, 2001.

26 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

Officers and Directors	Bridget A. Macaskill, President and Chairman of the Board of Directors

Paul Y. Clinton, Director

Thomas W. Courtney, Director

Robert G. Galli, Director

Lacy B. Herrmann, Director

Brian Wruble, Director

O. Leonard Darling, Vice President

Andrew J. Donohue, Secretary

Brian W. Wixted, Treasurer

Robert J. Bishop, Assistant Treasurer

Scott T. Farrar, Assistant Treasurer

Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Sub-Advisor	OpCap Advisors

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OppenheimerFunds Services

Servicing Agent

Custodian of	Citibank, N.A

Portfolio Securities

Independent Auditors	KPMG LLP

Legal Counsel	Mayer, Brown & Platt

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

©Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

27 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

OPPENHEIMERFUNDS FAMILY

Global Equity	Developing Markets Fund	Global Fund

	International Small Company Fund	Quest Global Value Fund

	Europe Fund	Global Growth & Income Fund

International Growth Fund

Equity	Stock	Stock & Bond

	Emerging Technologies Fund	Main Street® Growth & Income Fund

	Emerging Growth Fund	Quest Opportunity Value Fund

	Enterprise Fund	Total Return Fund

	Discovery Fund	Quest Balanced Value Fund

	Main Street® Small Cap Fund	Capital Income Fund

	Small Cap Value Fund[1]	Multiple Strategies Fund

	MidCap Fund	Disciplined Allocation Fund

	Main Street® Opportunity Fund	Convertible Securities Fund

	Growth Fund	Specialty

	Capital Appreciation Fund	Real Asset Fund®

	Large Cap Growth Fund	Gold & Special Minerals Fund

Value Fund[2]

Quest Capital Value Fund

Quest Value Fund

Trinity Growth Fund

Trinity Core Fund

Trinity Value Fund

Income	Taxable	Municipal

	International Bond Fund	California Municipal Fund[4]

	High Yield Fund	Florida Municipal Fund[4]

	Champion Income Fund	New Jersey Municipal Fund[4]

	Strategic Income Fund	New York Municipal Fund[4]

	Bond Fund	Pennsylvania Municipal Fund[4]

	Senior Floating Rate Fund	Municipal Bond Fund

	U.S. Government Trust	Intermediate Municipal Fund

Limited-Term Government Fund

Capital Preservation Fund[3]

Rochester Division

Rochester Fund Municipals

Limited Term New York Municipal Fund

Select Managers	Stock	Stock & Bond

	Mercury Advisors Focus Growth Fund	QM Active Balanced Fund[3]

Gartmore Millennium Growth Fund II5

Jennison Growth Fund

Salomon Brothers Capital Fund

Mercury Advisors S&P 500® Index Fund[3]

Money Market[6]	Money Market Fund	Cash Reserves

1.	The Fund’s name was changed from “Oppenheimer Quest Small Cap FundSM” on 3/1/01.

2.	The Fund’s name was changed from “Oppenheimer Disciplined Value Fund” on 2/28/01.

3.	Available only through qualified retirement plans.

4.	Available to investors only in certain states.

5.	The Fund’s name was changed from “Oppenheimer Select Managers Gartmore Millennium Growth Fund” on 5/11/01.

6.	An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

28 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

INFORMATION AND SERVICES

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